                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Century Bancshares, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of October, 1996.


                                           /s/ BERNARD J. CRAVATH
                                           -----------------------------------
                                               Bernard J. Cravath

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Century Bancshares, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 15th day of October, 1996.



                                           /s/ GEORGE CONTIS
                                           ------------------------------------
                                               George Contis

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Century Bancshares, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 15th day of October, 1996.





                                           /s/ JOSEPH H. KOONZ, JR.
                                           ------------------------------------
                                               Joseph H. Koonz, Jr.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Century Bancshares, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of October, 1996.





                                           /s/ WILLIAM McKEE
                                           ------------------------------------
                                               William McKee

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Century Bancshares, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 15th day of October, 1996.





                                           /s/ WILLIAM C. OLDAKER
                                           ------------------------------------
                                               William C. Oldaker

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Century Bancshares, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 15th day of October, 1996.





                                           /s/ NEAL R. GROSS
                                           ------------------------------------
                                           NEAL R. Gross

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Century Bancshares, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing), to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent, or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 15th day of October, 1996.





                                           /s/ JOHN R. COPE
                                           ------------------------------------
                                           John R. Cope